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                                                               EXHIBIT NO. 10.37


                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                            1997 STOCK INCENTIVE PLAN


         1. Objectives. The Consolidated Capital of North America, Inc. 1997 Stock Incentive Plan (the "Plan") is designed to attract, motivate and retain selected employees and directors of the Company and other individuals providing services to the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

         2.       Definitions.

                  (a) Affiliate. Any corporation, partnership or other legal entity in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership or other legal entity.

                  (b) Award. The grant of any form of stock option, stock appreciation right or stock award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.

                  (c) Award Agreement. An agreement between the Company and a Participant setting forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.

                  (d) Board. The Board of Directors of Consolidated Capital of North America, Inc.

                  (e) Change in Control. The occurrence of any of the following events:

                      (i) The members of the Board at the beginning of any consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or



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                      (ii) Any "person," including a "group" (as such terms are
                           used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, any Affiliate, or any employee benefit plan of the Company, or any Affiliate) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                     (iii) The stockholders of the Company shall approve a
                           definitive agreement (1) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transactions or (2) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; or

                      (iv) The purchase of Stock pursuant to any tender or
                           exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, or any Affiliate, or an employee benefit plan of the Company or any of its Affiliates, for 20% or more of the Stock of the Company.

                           Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

                  (f) Change in Control Price. The higher of (i) the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, (ii) the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

                  (g) Code. The Internal Revenue Code of 1986, as amended from time to time.


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                  (h) Committee. The committee of the Board as may be designated from time to time by the Board to administer the Plan, which shall consist of two or more members, each of whom shall be a Non-Employee Director and if there shall not be at least two Non-Employee Directors, the Plan shall be administered by the entire Board and all references herein to the Committee shall be deemed to refer to the entire Board.

                  (i) Company. Consolidated Capital of North America, Inc. and its direct and indirect subsidiaries.

                  (j) Disabled or Disability. Permanent and total disability as determined under the Company's long-term disability program or, if no such program has been adopted, the continuous absence of an employee for 187 consecutive days or more due to physical or mental illness or incapacity.

                  (k) Exchange Act. Securities Exchange Act of 1934, as amended, together with the rules and regulations thereunder.

                  (l) Fair Market Value. The value of a share of Stock on a particular date, determined as follows: (i) if the Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the mean between the highest "bid" and lowest "asked" quotations of a share of Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Committee; or (ii) if the Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Stock on such date as recorded on the composite tape system, or, if such system does not cover the Stock, the last reported sale price of a share of Stock on such date on the principal national securities exchange on which the Stock is listed, or if no sale of Stock took place on such date, the last reported sale price of a share of Stock on the most recent day on which a sale of a share of Stock took place as recorded by such system or on such exchange, as the case may be; or (iii) if the Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Committee.

                  (m) Non-Employee Director. A person defined as such in Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

                  (n) Participant. An individual to whom an Award has been made under the Plan. Awards may be made to any employee of, or any other individual providing services to, the Company. However, incentive stock options may be granted only



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                  to individuals who are employed by the Company or by a
                  subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company, including a subsidiary that becomes such after the adoption of the Plan.

                  (o) Stock. Authorized and issued or unissued shares of Common Stock, $0.0001 par value, of the Company or any security issued in exchange or substitution therefor.

         3. Stock Available for Awards. Subject to Section 11 hereof, a total of 3,000,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan. Shares of Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. For purposes of determining the number of shares of Stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a Participant, or such other person in accordance with Section 8. Shares of Stock related to Awards, or portions of Awards, that are forfeited, cancelled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards. Further, shares tendered to or withheld by the Company in connection with the exercise of stock options, or the payment of tax withholding on any Award, shall also be available for future issuance under Awards.

         4. Administration. The Plan shall be administered by the Committee, which shall have full power to select Participants, to grant Awards, to interpret the Plan, to grant waivers of Award restrictions to whom Awards may be granted form time to time, to continue, accelerate or suspend exercisability, vesting or payment of an Award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. The interpretation and construction by the Committee of any provision of this Plan or of any agreement or document evidencing the grant of any Award and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

         5. Awards. The Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include those listed below in this Section
5. Awards may be granted singly, in combination or in tandem, or in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any plan of any entity acquired by, or merged with or into, the Company. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.



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                  The Committee may determine to make any or all of the
                  following Awards:

                  (a) Stock Options. A grant of a right to purchase a specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, as determined by the Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company or plan of any entity acquired by, or merged with or into the company, the exercise price may be the same as the purchase or designated price of such other award. If the optionee is an owner of stock (as determined under Section 424(d) of the Internal Revenue Code) that possesses more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation ("Ten Percent Stockholder"), the option price per share in the case of an incentive stock option shall not be less than 110% of the fair market value of a share of Common Stock on the date of the option grant. A stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with Section 422 of the Code or
                  (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Committee. The aggregate Fair Market Value (as determined as of the time of grant) of the Stock with respect to which incentive stock options are exercisable for the first time by an employee in any calendar year under the Plan (and/or any other incentive stock option plans of the Company) shall not exceed $100,000. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

                           Stock Options granted under the Plan shall be subject
                  to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable and set forth on the Award Agreement:

                           (i) Option Price. The option price per share of Common Stock shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                           (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

                           (iii) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment

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                           exercise provisions, in whole or in part, based on
                           such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                           (iv) Payment of Exercise Price. The price at which shares of Stock may be purchased under a Stock Option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Stock or surrendering another Award or any combination thereof. The Committee shall determine acceptable methods of tendering Stock or other Awards and may impose such conditions on the use of Stock or other Awards to exercise a Stock Option as it deems appropriate.

                  (b) Stock Appreciation Rights. A right to receive a payment, in cash, Stock or both, equal in value to the excess of the Fair Market Value of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the grant price of the SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that if an SAR is granted in tandem with or in substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award.

                  (c) Stock Awards. An Award made in Stock or denominated in units of Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other comparable measurements of the Company performance.

         6. Tax Withholding. Prior to the payment or settlement of any Award, the Participant must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

         7. Transferability. No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (a) by law, will or the laws of descent and distribution, (b) as a result of the disability of a Participant or (c) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards by gift or otherwise to a member of a Participant's immediate family and/or trusts whose

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beneficiaries are members of the Participant's immediate family, or to such other persons or entities as may be approved by the Committee. Notwithstanding the foregoing, in no event shall ISOs be transferable or assignable other than by will or by the laws of descent and distribution.

         8. Termination of Employment. If the employment of a Participant terminates, other than as a result of the death or Disability of a Participant, all unexercised, deferred and unpaid Awards shall be canceled immediately, unless the Award Agreement provides otherwise. In the event of the death of a Participant or in the event a Participant is deemed by the Company to be Disabled, the Participant, or the Participant's estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the Participant under the applicable Award Agreement.

         9.       Change in Control.

                  (a) Subject to the provisions of Section 9(b) below, in the event of a Change in Control, each Stock Option shall, at the discretion of the Committee, either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Stock Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Stock Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be.

                  (b) Notwithstanding Section 9(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or an Affiliate of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

                           (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

                           (ii) provide such Participant (or each Participant in a class of Participant) with rights and entitlements substantially equivalent to or be better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                           (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

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                           (iv) have terms and conditions which provide that in
                           the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent.


         10. Term, Amendment and Termination of the Plan. The Plan will terminate on August 22, 2007. Awards outstanding as of the date of any such termination shall not be affected or impaired by the termination of the Plan.

                  The Board may amend, alter, or discontinue the Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of an optionee under a Stock Option or a recipient of a SAR or restricted share of Stock theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to quality, for the exemption to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (b) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

                  The Committee may amend the terms of any Award Agreement, but no such amendment shall impair the rights of any participant without the participant's consent except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3.

                  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account charges in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

         11. Adjustments. In the event of any change in the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may make or provide for adjustments in (a) the number of shares of Stock (i) available for issuance under the Plan, and (ii) covered by outstanding Awards denominated in stock or units of Stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price

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determinations for such Awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in
Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11. In the event of any other change affecting the Stock or any distribution to holders of Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

      12.      Miscellaneous.

                  (a) The Plan shall be unfunded and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

                  (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to shareholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.

                  (c) No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan.

                  (d) The Plan and each Award Agreement shall be governed by the laws of the State of Colorado, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

                  (e) The Committee shall have full power and authority to interpret the Plan and to make any determinations thereunder and the Committee's determinations shall be binding and conclusive. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

                  (f) If any provision of the Plan is or becomes or is deemed invalid, illegal or

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                  unenforceable in any jurisdiction, or would disqualify the
                  Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

                  (g) The Plan shall become effective on the date it is approved by the Board, subject to approval by the holders of a majority of the shares of Stock then outstanding. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the stockholders of the Company at the next Annual Meeting of Stockholders.

                  (h) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (i) The Committee may grant Awards to employees who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions that differ from other Awards granted under the Plan for the purposes of complying with foreign tax laws.



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